SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

                         FORM 8-K
                      CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of report (Date of earliest event reported)December 8, 1998

                         METRIS COMPANIES INC.
     (Exact Name of Registrant as Specified in Its Charter)

Delaware                                     41-1849591
(State or Other Jurisdiction   (Commission  (IRS Employer
of Incorporation)              File Number)  Identification No.)

600 South Highway 169, Suite 1800, St. Louis Park MN      55426
Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code  (612) 525-5020
                                        N/A
(Former Name or Former Address, if Changed Since Last Report)


Item 2.  Acquisition or Disposition of Assets.

On December 9, 1998, Direct Merchants Credit Card Bank, National Association, a subsidiary of the Company, completed the acquisition of approximately $821 million in credit card receivables and nearly 500,000 accounts from PNC National Bank pursuant to a Purchase and Sale Agreement dated as of September 4, 1998. The Company financed the acquired portfolio through securitization of the portfolio and bank sponsored third-party commercial paper conduits and a portion of the $300 million investment by certain affiliates of the Thomas H. Lee Company (the "Lee Investors").

Additional information concerning the portfolio acquisition is disclosed in the Exhibits set forth in Item 7(c), which are incorporated by reference herein.
Item 5.  Other Events.

On December 9, 1998, the Company issued and sold to the Lee Investors $200 million of 12.5% Series B Perpetual Preferred Stock (the "Series B Preferred Stock"), $100 million aggregate principal amount of 12% Senior Notes due 2006 (the "Notes") and warrants to purchase 3,750,000 shares of the Company's common stock at an exercise price of $30 per share (the "Warrants").
Upon obtaining stockholder and regulatory approval, the Company will exchange its Series C Perpetual Convertible Preferred Stock (the "Series C Preferred Stock") for the outstanding Series B Preferred Stock, Notes and Warrants. Each share of Series C Preferred Stock has a pay-in-kind, cumulative dividend rate of 9%, compounded quarterly, and, if issued, will be convertible into ten shares of the Company's common stock at a conversion price of $37.25 per share, subject to adjustment. If, however, stockholder or regulatory approval is not obtained and the exchange does not occur, the annual pay-in-kind dividend rate on the Series B Preferred Stock and the annual interest rate on the notes will increase to 15%. If stockholder approval is not obtained, the Warrants will become exercisable after regulatory approval is obtained.

In connection with the investment by the Lee Investors, the Company entered into an amendment to its Amended and Restated Credit Agreement allowing the Lee Investors to own up to 35% of the voting power of the Company without effecting a change of control under such agreement. In addition, the Company entered into a waiver agreement with Fingerhut Corporation ("Fingerhut") in which Fingerhut agreed not to terminate any of its existing agreements with the Company as a result of the investment by the Lee Investors.

Effective December 8, 1998, also in connection with the investment by the Lee Investors, the Board of Directors of the Company redeemed the preferred stock purchase rights attached to shares of the Company's common stock at a price of $0.01 per right, pursuant to the terms of the Rights Agreement dated as of September 10, 1998 between the Company and Norwest Bank Minnesota, National Association. The Company will make a cash payment of $.01 per share of common stock on December 18, 1998 to all stockholders of record on December 8, 1998.
Additional information concerning the investment made by the Lee Investors is disclosed in the Exhibits set forth in Item 7(c), which are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:
Not applicable.

(b)  Pro forma financial information:
Not applicable.

(c)  Exhibits:

4.1  Certificate of Designation of Series B Perpetual Preferred Stock.

4.2  Certificate of Designation of Series C Perpetual Convertible
     Preferred Stock.

4.3 Certificate of Designation of Series D Junior Participating Convertible Preferred Stock.

4.4 Indenture dated as of December 9, 1998 among the Company, the Guarantors named therein and The Bank of New York, as Trustee.

4.5  Warrant Agreement dated as of December 9, 1998 between the
     Company and the Purchasers named therein.

10.1 Purchase and Sale Agreement dated as of September 4, 1998 between PNC National Bank and Direct Merchants Credit Card Bank, National Association is incorporated herein by reference to
     Exhibit 10.3 to the Company's Form 10-Q for the quarter ended September 30, 1998.

10.2 Securities Purchase Agreement dated as of November 13, 1998 among the Company, the Thomas H. Lee Equity Fund IV, L.P. and certain affiliates of the Thomas H. Lee Equity Fund IV, L.P..

10.3 Registration Rights Agreement dated as of December 9, 1998 between the Company and the Investors named therein.

10.4 Waiver Agreement dated as of December 8, 1998 between
     Fingerhut, Infochoice USA, Inc., Metris Direct, Inc., Direct
     Merchants Credit Card Bank, National Association and Metris
     Direct Services, Inc.

10.5 Amendment dated as of December 3, 1998 to the Amended and Restated Credit Agreement, dated as of June 30, 1998, among the Company, the lenders named therein, NationsBank, N.A., as syndication agent, Deutsche Bank, as documentation agent, U.S. Bank National Association, as documentation agent, Barclays Bank PLC, as co-agent, Bank of America National Trust and Savings Association, as co-agent, and The Chase Manhattan Bank, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         METRIS COMPANIES INC.
Date: December 21, 1998  By:/s/ Z. Jill Barclift
                         Name:  Z. Jill Barclift
                         Title: Executive Vice President,
                         General Counsel and Secretary
EXHIBIT INDEX

The following exhibits are filed herewith:
Exhibit No.

4.1  Certificate of Designation of Series B Perpetual Preferred
     Stock.

4.2  Certificate of Designation of Series C Perpetual Convertible
     Preferred Stock.

4.3  Certificate of Designation of Series D Junior Participating
     Convertible Preferred Stock.

4.4 Indenture dated as of December 9, 1998 among the Company, the Guarantors named therein and The Bank of New York, as Trustee.

4.5  Warrant Agreement dated as of December 9, 1998 between the
     Company and the Purchasers named therein.

10.1 Purchase and Sale Agreement dated as of September 4, 1998 between PNC National Bank and Direct Merchants Credit Card Bank, National Association is incorporated herein by reference to
     Exhibit 10.3 to the Company's Form 10-Q for the quarter ended September 30, 1998.

10.2 Securities Purchase Agreement dated as of November 13, 1998 among the Company, the Thomas H. Lee Equity Fund IV, L.P. and certain affiliates of the Thomas H. Lee Equity Fund IV, L.P..

10.3 Registration Rights Agreement dated as of December 9, 1998 between the Company and the Investors named therein.

10.4 Waiver Agreement dated as of December 8, 1998 between
     Fingerhut, Infochoice USA, Inc., Metris Direct, Inc., Direct
     Merchants Credit Card Bank, National Association and Metris
     Direct Services, Inc..

10.5 Amendment dated as of December 3, 1998 to the Amended and Restated Credit Agreement, dated as of June 30, 1998, among the Company, the lenders named therein, NationsBank, N.A., as syndication agent, Deutsche Bank, as documentation agent, U.S. Bank National Association, as documentation agent, Barclays Bank PLC, as co-agent, Bank of America National Trust and Savings Association, as co-agent, and The Chase Manhattan Bank, as administrative agent.